UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
November 29, 2018

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Napa Valley Corporate Drive, Suite B, Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

On November 29, 2018, Crimson Wine Group, Ltd. (the “Company”) announced that the Board of Directors (the “Board”) of the Company previously authorized a stock repurchase program pursuant to which the Company may repurchase up to an aggregate of $2,000,000 of shares of the Company’s common stock.

In connection with the stock repurchase program, on November 26, 2018, the Company adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to repurchase shares of the Company’s common stock (the “10b5-1 Plan”). Under the Company’s 10b5-1 Plan, a broker will purchase up to an aggregate of $2,000,000 of shares of the Company’s common stock at prevailing market prices with a maximum price per share of $9.00, provided that in no event will purchases on any purchase day exceed 25% of the average daily trading volume reported for the Company’s common stock during the four calendar weeks preceding the week in which the relevant purchase is to be effected. All repurchases will be made in compliance with Rule 10b-18 of the Exchange Act.

The 10b5-1 Plan adopted by the Company is intended to comply with Rule 10b5-1 of the Exchange Act and the Company’s Insider Trading and Anti-Tipping Policy, which permit issuers, officers, directors or employees who are not then in possession of material non-public information to enter into a pre-arranged plan for buying or selling the Company’s common stock under specified conditions and at specified times.

On November 29, 2018, the Company also announced that the Board previously authorized a block repurchase of up to an aggregate of 250,000 shares of the Company’s common stock at prevailing market prices with a maximum price per share of $9.00, which is in addition to the $2,000,000 stock repurchase program. Such block repurchase, if any, will be made in compliance with Rule 10b-18 of the Exchange Act and only during open trading windows in accordance with the Company’s Insider Trading and Anti-Tipping Policy.

Any repurchases described in this Current Report on Form 8-K will be funded with available cash. The amount of the Company’s common stock repurchased, if any, will depend on market conditions, including the price of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2018

CRIMSON WINE GROUP, LTD.

By: /s/ Karen Diepholz
Name: Karen Diepholz
Title: Chief Financial Officer